Exhibit 99.1
Contact: Max Shevitz	FOR IMMEDIATE RELEASE

President

Tel: 703/925-5590

Email: max_shevitz@learningtree.com

LEARNING TREE INTERNATIONAL ANNOUNCES RESULTS FOR THIRD QUARTER FISCAL YEAR 2015

RESTON, VA., August 11, 2015 – Learning Tree International, Inc. (OTCQX: LTRE) announced today its revenues and results of operations for its third quarter of fiscal year 2015, which ended July 3, 2015.

In its third quarter of fiscal year 2015, Learning Tree reported revenues from continuing operations of $22.7million, loss from continuing operations of $4.3 million, and net loss of $4.3 million, or ($0.33) per share. These results compare with revenues from continuing operations of $25.7 million, loss from continuing operations of $2.9 million, income from discontinued operations of $0.2 million, and net loss of $2.7 million, or ($0.21) per share, in its third quarter of fiscal year 2014.

As previously reported, on March 3, 2015, Learning Tree completed the sale of its subsidiary in France, Learning Tree International S.A. to Educinvest SPRL. The sale of Learning Tree France resulted in a loss of $2.5 million. This loss plus the results of operations for Learning Tree France for the nine month period ended July 3, 2015 and the three and nine month periods ended June 27, 2014, respectively, have been reclassified to the income (loss) from discontinued operations line on the Condensed Consolidated Statements of Operations table presented below. In addition, historical Condensed Consolidated Balance Sheet amounts for Learning Tree France have been reclassified as discontinued operations in the tables presented below.

Conference Call and Webcast

Learning Tree will host an investor conference call to discuss its results for the third quarter of fiscal year 2015 at 4:30 p.m. ET, August 11, 2015. To participate, call (888) 339-2688 or +1 (617) 847-3007 (International Callers) and enter pass code: 220 179 24 at least five minutes before 4:30pm (ET) / 1:30pm (PT) on Tuesday, August 11, 2015; or, go to Learning Tree’s Investor website at www.learningtree.com/investor to gain access and listen to the live webcast. A webcast replay of the investor conference call is available for 90 days via the Internet through the Investor Relations section of Learning Tree’s website at www.learningtree.com/investor.

About Learning Tree International

Established in 1974, Learning Tree International is a leading worldwide vendor-independent provider to business and government organizations for the training and education of their information technology (“IT”) professionals and managers. In addition to training, we support our customers by providing a suite of skills enhancement services which help business and government organizations assess the skill level of their IT staff & new hires, determine skill gaps, and define learning paths to enhance the competences of their IT workforce. Learning Tree develops, markets, and delivers a broad, proprietary library of instructor-led courses focused on: web development, IT security, project management, operating systems, databases, networking, software development, leadership, and management and business skills. Courses are offered at Learning Tree Education Centers and training locations around the world, on-site at client facilities, or via the Internet with Learning Tree AnyWare™, our web-based, remote-attendance platform. For more information about Learning Tree and its products and services, call 1-888-THE-TREE (1-888-843-8733), or visit the Learning Tree Web site at www.learningtree.com.

Cautionary Statement Regarding Forward Looking Statements

The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on Learning Tree. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Learning Tree. There can be no assurance that future developments affecting Learning Tree will be the same as those anticipated. Learning Tree cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Investors should not put undue reliance on these forward-looking statements, since they are based on key assumptions about future risks and uncertainties. Some of these risks and uncertainties that could affect Learning Tree and its business include, but are not limited to the following: risks associated with the timely development, introduction, and customer acceptance of Learning Tree's courses; competition; international operations, including currency fluctuations; changing economic and market conditions; technology development and new technology introduction; efficient delivery and scheduling of Learning Tree's courses; intellectual property, including having to defend potential infringement claims; risks associated with cyber security; adverse weather conditions, strikes, acts of war or terrorism and other external events; and attracting and retaining qualified personnel. Learning Tree is not undertaking any obligation to update forward-looking statements contained herein to reflect future events, developments or changed circumstances.

In order to help the reader assess the factors and risks in Learning Tree's business that could cause actual results to differ materially from those expressed in the forward looking statements, Learning Tree discusses in its 2014 Annual Report on Form 10-K (“Form 10-K”) and Quarterly Reports on Form 10-Q for the quarterly periods ended April 3, 2015 and July 3, 2015 (“Form 10-Q’s”), those risks in Item 1A, “Risk Factors”. Please read the Form 10-K and the Form 10-Q’s, including the Risk Factors included therein, which are filed with the Securities and Exchange Commission (“SEC”) and available at the SEC's Internet site (http://www.sec.gov).

# # #

Release Summary: Learning Tree International announced today its revenues and results of operations for its third quarter of fiscal year 2015, which ended July 3, 2015.

Table 1

LEARNING TREE INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(all amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	July 3,	June 27,	July 3,	June 27,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$22,703	$25,718	$69,255	$77,012
Cost of revenues	14,361	14,532	42,049	44,655
Gross profit	8,342	11,186	27,206	32,357

Operating expenses:
Course development	2,575	1,813	6,395	5,398
Sales and marketing	5,387	5,638	16,999	16,475
General and administrative	4,420	6,599	14,275	16,774
Total operating expenses	12,382	14,050	37,669	38,647

Loss from operations	(4,040)	(2,864)	(10,463)	(6,290)
Other income (expense), net	(41)	18	346	(74)
Loss from continuing operations before income taxes	(4,081)	(2,846)	(10,117)	(6,364)
Provision for income tax	222	104	432	498

Loss from continuing operations	(4,303)	(2,950)	(10,549)	(6,862)

Income (loss) from discontinued operations, net of tax	0	204	(264)	242
Loss on disposal of discontinued segment	0	0	(2,501)	0

Income (loss) from discontinued operations	0	204	(2,765)	242

Net loss	$(4,303)	$(2,746)	$(13,314)	$(6,620)

Earnings (loss) per share basic and diluted:
Continuing operations	$(0.33)	$(0.22)	$(0.80)	$(0.52)
Discontinued operations	0.00	0.01	(0.21)	0.02
Basic and diluted loss per share	$(0.33)	$(0.21)	$(1.01)	$(0.50)

Table 2

LEARNING TREE INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(all amounts in thousands)

	July 3,	October 3,
	2015	2014
	(unaudited)

Cash and cash equivalents	$18,682	$29,881
Trade accounts receivable, net	9,906	13,523
Prepaid expenses and other	4,915	4,968
Current assets of continuing operations	33,503	48,372
Current assets of discontinued operations	0	4,472
Total current assets	33,503	52,844
Depreciable assets, net and other	11,294	12,718
Depreciable assets, net and other of discontinued operations	0	638
Total assets	$44,797	$66,200

Accounts payable and accrued liabilities	$12,345	$14,191
Deferred revenues	24,210	26,572
Current liabilities of continuing operations	36,555	40,763
Current liabilities of discontinued operations	0	2,593
Total current liabilities	36,555	43,356
Other long term liabilities of continuing operations	5,796	6,800
Other long term liabilities of discontinued operations	0	247
Total liabilities	42,351	50,403

Stockholders' equity	2,446	15,797
Total liabilities and stockholders' equity	$44,797	$66,200